CERVOMED

Medicines for the Brain

Efficacy and safety results of the RewinD-LB phase 2b clinical trial of neflamapimod in dementia with Lewy bodies (DLB)

LS Honig[1], SN Gomperts[2], JP Taylor[3], ND Prins[4], A Gardner[5], K Blackburn[5], JJ Alam[5], JE Galvin[6]

1. Columbia University Irving Medical Center – New York, NY (United States); 2. Massachusetts General Hospital – Charlestown, MA (United States); 3. Newcastle University - Newcastle Upon Tyne (United Kingdom); 4. Brain Research Center, Amsterdam (Netherlands); 5. CervoMed – Boston, MA (United States); 6. Miller School of Medicine – Miami, FL (United States)

Forward-Looking Statements

This presentation includes express and implied forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding the intentions, plans, beliefs, expectations or forecasts for the future of CervoMed Inc. (the "Company"), including, but not limited to: the therapeutic potential of neflamapimod in DLB or any other indication; the anticipated timing and achievement of clinical and development milestones, including the announcement of additional data from open-label extension portion of the RewinD-LB trial; any other expected or implied benefits or results, including that any initial clinical results observed with respect to neflamapimod in the AscenD-LB Trial or RewinD-LB Trial will be replicated in later trials; and the results of the Company's ongoing investigation of the lower than expected blood concentration levels observed in the double-blind portion of the RewinD-LB trial, including the effect of more recently manufactured capsules. Terms such as "believes," "estimates," "anticipates," "expects," "plans," "aims," "seeks," "intends," "may," "might," "could," "might," "will," "should," "approximately," "potential," "target," "project," "contemplate," "predict," "forecast," "continue," or other words that convey uncertainty of future events or outcomes may identify these forward-looking statements. Although there is believed to be reasonable basis for each forward-looking statement contained herein, forward-looking statements by their nature involve risks and uncertainties, known and unknown, many of which are beyond the Company's control and, as a result, actual results could differ materially from those expressed or implied in any forward-looking statement. Particular risks and uncertainties include, among other things, those related to: the Company's available cash resources and the availability of additional funds on acceptable terms; the Company's ability to design, initiate, enroll, execute, and complete its planned studies evaluating neflamapimod; the likelihood and timing of any regulatory approval of neflamapimod or the nature of any feedback the Company may receive from the U.S. Food and Drug Administration; the Company's ability to maintain its listing on the Nasdaq Capital Market, as well as comply with applicable Nasdaq rules and regulations; the market price of the Company's securities, which may be volatile due to a variety of factors, including, but not limited to: changes in the competitive and highly regulated industry in which the Company operates; the issuance of additional shares of the Company's common stock, including upon the issuance of outstanding warrants or otherwise; variations in operating performance across competitors; changes in laws and regulations affecting the Company's business; the ability to implement business plans, forecasts, and other expectations in the future; general economic, political, business, industry, and market conditions, inflationary pressures, and geopolitical conflicts, including the continued availability of funding for the U.S. federal government to support disbursements under the Company's grant from the National Institute on Aging; and the other factors discussed under the heading "Risk Factors" in the Company's most recent Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission ("SEC") on March 29, 2024, and other filings that the Company may file from time to time with the SEC. Any forward-looking statements in this presentation speak as of January 31, 2025 (or such earlier date as may be identified) and the Company does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after this date, except to the extent required by law.

Disclosures

- Neflamapimod is an investigational drug
- J. Alam, A. Gardner, and K. Blackburn are employees of CervoMed Inc, the company developing neflamapimod
- S.N. Gomperts and J-P Taylor each have acted as a consultant for CervoMed

Neflamapimod: Oral small molecule p38α Kinase Inhibitor that Targets Cholinergic Dysfunction and Degeneration


Dementia
Short
Term
Memory
Hippocampus
Basal Forebrain Cholinergic Complex

→ Release of acetylcholine through cortical connections modulates cognitive and motor tasks

Disease processes in basal forebrain are reversible


β-CTF of APP[1]
Neuroinflammation, α-synuclein, Aβ
↑Rab5
p38α
(-)
Neflamapimod
Synaptic Dysfunction, Tau Hyperphosphorylation, Defects in Axonal Transport and Nerve Growth Factor Signaling
Cholinergic Dysfunction & Degeneration
Basal Forebrain

NGF: Nerve Growth Factor

| Adapted from Alam & Nixon, *Molecular Neurodegeneration*, 2023. 1. APP: Amyloid Precursor Protein

Neflamapimod Background

Pre-Clinical

Through inhibiting p38α, acts on molecular mechanisms underlying cholinergic degeneration:

- Rab5
- Tau

In mice that develop basal forebrain cholinergic degeneration:

- ✓ ↓ Rab5 activity and ↓ tau phosphorylation
- ✓ Reverses loss of cholinergic (ChaT+) neurons in the basal forebrain
- ✓ Normalized performance in behavioral tests of cholinergic function

Studies in Early AD

Two pilot Phase 2a studies (n=25, total):

- ✓ Reached target concentration in CSF
- ✓ ↑ in basal forebrain volume and its functional connectivity by MRI

161-participant 24-week placebo-controlled study:

- ✓ ↓ CSF levels of total tau and phospho-tau
- ✓ Evidence of slowing of disease progression in PK/PD analysis

AscenD-LB

Phase 2a Study in DLB

16-week placebo-controlled study in participants with DLB

Placebo (N=45) vs. Neflamapimod 40mg (N=46)), BID or TID

Results vs. placebo:

- ✓ Significant improvement on dementia severity (CDR-SB) and mobility (TUG) in ITT analysis
- ✓ Significant improvement on cognitive testing at 40mg TID vs. placebo, particularly with respect to attention
  - No to limited efficacy at 40mg BID
- ✓ Results most prominent in participants without elevated plasma ptau181

Abbreviations. CDR-SB: Clinical Dementia Rating Sum of Boxes; TUG: Timed Up and Go test

References: Prins et al, 2021; Jiang et al, 2022; Alam et al, 2023; Prins et al, JPAD, 2024

Phase 2a AscenD-LB Results Stratified by Plasma ptau181 Levels



Overall Study Population
(N=85 with on-treatment efficacy data)
Pre-treatment plasma sample assayed utilizing the Simoa® platform (Quanterix, Inc)
ptau level < 2.2 pg/mL
ptau level ≥ 2.2 pg/mL
DLB
(N=45)
DLB-AD
(N=40)

Treatment Effect of 40mg TID Neflamapimod vs. Placebo



A. Clinical dementia rating sum of boxes (CDR-SB)
Mean difference (95% CI) between placebo and NFMD 40 mg TID
1.0
0.5
0.0
-0.5
-1.0
-1.5
**
*
All
ptau <2.2 pg/mL
ptau ≥2.2 pg/mL
B. Timed up and go (TUG)
Mean difference (95% CI) in seconds between placebo and NFMD 40 mg TID
2
0
-2
-4
-6
*
***
All
ptau <2.2 pg/mL
ptau ≥2.2 pg/mL

*$P<0.05$, **$P<0.01$, ***$P<0.001$

Alam et al, *Neurology*, 2023

RewinD-LB Phase 2b Clinical Trial


SCREENING
RANDOMIZATION
MAIN STUDY (16 weeks)
Open Label Extension (OLE) (32 weeks)
Placebo TID
Neflamapimod 40mg TID
Neflamapimod 40mg TID
Neflamapimod 40mg TID
Week 16
OLE Week 16
Week 48
Primary Efficacy Analysis
OLE Analysis

PARTICIPANTS

DLB by consensus criteria; Global CDR=0.5 or 1.0

Pre-treatment plasma ptau181 <2.4 pg/ml

INTERVENTION

159 participants randomized on a blinded basis 1:1 to neflamapimod 40mg capsules or matching placebo capsules, TID for 16 weeks, followed by 32-week open-label neflamapimod treatment extension

OUTCOME MEASURES

Primary: Clinical Dementia Rating Sum of Boxes (CDR-SB): >95% (approaching 100%) statistical power to detect treatment effect on CDR-SB

Secondary: Timed Up and Go (TUG) test, Neuropsychological Test Battery (NTB), Clinical Global Impression of Change (CGIC)

EEG: beta functional connectivity (primary), eyes-closed to eyes-open alpha reactivity

MRI: atrophy of basal forebrain, and its functional connectivity (Week 48)

Plasma biomarker: GFAP at week 16

RewinD-LB Investigator Sites

USA

A. Burke, Barrow Neurological Institute, Phoenix AZ
D. Sprecher, Banner Sun Health Research Institute, Sun City AZ
K. Bradley, Banner Alzheimer's Institute, Tucson AZ
R. Hess, UCSD, La Jolla, CA
A. Ritter, Hoag Memorial Hospital Presbyterian, Newport Beach CA
M.L. Purino, SC3 Research Group, Pasadena CA
S. Sha, Stanford Neuroscience Health Center, Palo Alto CA
S. Holden, U. of Colorado, Aurora, CO
Y. Torres-Yaghi, Georgetown University, Washington DC
M. Tolea, J. Galvin, U. Of Miami Miller School of Medicine, Boca Raton FL
L. Pau, JEM Research Institute, Lake Worth FL
R. Laird, ClinCloud, Viera FL
A. Ahmed, AdventHealth Neuroscience, Orlando FL
J. Cahill, Panhandle Research, Pensacola FL
J.E. Fleisher,Rush University Medical Center, Chicago IL
R. Pahwa, U. of Kansas Medical Center, Kansas City, KS
A. Traylor, Tandem Clinical Research, Marrero LA
L.S. Rosenthal, Johns Hopkins, Baltimore MD
S.N. Gomperts, MGH, Charlestown, MA
B. Boeve, Mayo Clinic, Rochester MN
D.L. Murman, U. Of Nebraska Medical Center, Omaha, NE

USA, continued

C., Bernick, Cleveland Clinic Foundation, Las Vegas
L. Honig, Columbia, New York NY
A. Bozoki, U. of North Carolina, Chapel Hill NC
R. Drake, Neuroscience Research Center, Canton OH
B. Tousi, Cleveland Clinic, Cleveland OH
D. Scharre. The Ohio State University, Columbus OH
M. Mega, Center for Cognitive Health, Portland OR
J. Toledo Atucha, Houston Methodist Hospital, Houston TX
S. Czander, Sana Research, Arlington VA
R.S. Turner, ReCognition Health, Fairfax, VA
M.J. Barrett, Virginia Commonwealth University, Richmond VA

Netherlands

EGB Vijverberg, N. Prins, Brain Research Center, Amsterdam
P. Dautzenberg, Brain Research Center, Den Bosch
L. Exalto, Brain Research Center, Zwolle

United Kingdom

J. Kane, Queen's University Belfast
L. Chouliaras, U. Of Cambridge
D. Aarsland, King's College London
E. MacSweeny, ReCognition Health, London
R. Weil, University College London, London
A. Byrne, J-P Taylor, U. Of Newcastle, Newcastle upon Tyne
C. Ballard, U. Of Exeter, Exeter
S. Sharif, Southern Health NHS Trust, MARC, Southampton

Consort Participant Flow Diagram – Double-Blind Phase


335 evaluated for eligibility
176 excluded
112 for not meeting ptau181 criteria
29 for not meeting global CDR criteria
12 for not meeting probable DLB diagnosis
23 Other
159 Randomized
80 Placebo
79 Neflamapimod
2 Early Discontinuations
1 withdrawals by subject
1 other reason (death)
5 Early Discontinuations
3 for adverse events
2 withdrawals by subject
80 analyzed for safety
79 analyzed for efficacy
79 analyzed for safety
79 analyzed for efficacy

Baseline Characteristics

	Placebo (N=80)	Neflamapimod (N=79)	All (N=159)
Age	**70.7** (5.84)	**72.1** (6.35)	**71.4** (6.12)
Male	**67** (83.8%)	**69** (87.3%)	**136** (85.5%)
MMSE *(n=78 NFD)*	**23.3** (4.57)	**23.6** (4.25)	**23.5** (4.41)
CDR-SB *(n = 79 PBO)*	**4.23** (1.71)	**4.45** (2.17)	**4.34** (1.95)
ISLT Immediate	**13.9** (5.32)	**13.7** (4.97)	**13.8** (5.13)
Core Clinical Criteria:			
Cognitive fluctuations	**59** (73.8%)	**59** (74.7%)	**118** (74.2%)
Visual Hallucinations	**45** (56.3%)	**43** (54.4%)	**88** (55.3%)
REM sleep behavioral disorder	**64** (80.0%)	**60** (75.9%)	**124** (78.0%)
Parkinsonism	**68** (85.0%)	**70** (88.6%)	**138** (86.8%)
Background Therapy			
AChEI alone	**52** (65.0%)	**50** (63.3%)	**102** (64.2%)
AChEI + Memantine or Mem alone	**11** (13.8%)	**12** (15.2%)	**23** (14.5%)
No background therapy	**17** (21.3%)	**17** (21.5%)	**34** (21.4%)

Primary Endpoint Results



Mean (s.e.m.) Clinical Dementia Rating Sum of Boxes (CDR-SB) Score by Study Visit
Placebo (N=79, 19, 78, 77, 77)
Neflamapimod (N=79, 19, 77, 74, 74)
5.6
5.2
4.8
4.4
4
3.6
3.2
Baseline
Week 4
Week 8
Week 12
Week 16

Primary Statistical Analysis: Change from Baseline*

	Placebo (N=79)	NFMD (N=79)
NFMD-Placebo Difference (95% CI)	**0.01** (0.224) (-0.43, 0.45)	
p-value	= 0.9	

*Linear Mixed Effects Model for Repeated Measures with baseline and background therapy as covariates, utilizing week 8, week 12 and 16 data

Secondary (TUG, NTB) and Tertiary (NPI-10) Endpoint Results



Mean (s.e.m.) Change from Baseline in Timed Up and Go (TUG) Test
Placebo (N=78, 77, 75)
NFMD (N=78, 75, 74)
Seconds
6
5
4
3
2
1
0
-1
-2
Week 8
Week 12
Week 16



Mean (s.e.m.) Change from Baseline in Neuropsychological Test Battery (NTB)
Placebo (N=64, 63, 63, 62)
NFMD (N=60, 58, 57, 56)
Z-score
0.25
0.2
0.15
0.1
0.05
0
-0.05
Week 4
Week 8
Week 12
Week 16



Mean (SEM) Change from Baseline in 10-Item Neuropsychiatric Inventory (NPI-10)
Placebo (N=77, 75)
NFMD (N=74, 76)
3
2
1
0
-1
-2
-3
-4
Week 12
Week 16

CGIC Results (Secondary Endpoint)



Number of Participants in Each Category at Week 16
40
35
30
25
20
15
10
5
0
0
1
15
15
17
18
33
38
10
6
0
Marked Improvement
Moderate Improvement
Minimal Improvement
No Change
Minimal Worsening
Moderate. Worsening
Marked Worsening
Placebo (N=78)
NFMD (N=78)

Safety

- Generally well-tolerated, with no new safety signals
- One early discontinuation for adverse events in placebo group (death due to unknown cause) and three with neflamapimod treatment (pleural effusion, LFT abnormal*, UTI worsening)
- 8 SAEs in placebo and 5 with neflamapimod treatment. All but one considered unrelated.

	Placebo	Neflamapimod
Serious Adverse Events (SAEs)	1. UTI worsening (day 101) 2. Parkinsonism-related psychosis (day 14) 3. Agitation (day 31) 4. Death due to unknown causes (day 27) 5. Hallucinations (day 35) 6. Worsening of sciatica (day 39) 7. **Febrile illness (day 56)** 8. Blast phase chronic myeloid leukemia (day 76)	1. Behavioral disturbance (day 39) 2. Pneumonia (day 71) 3. Dehydration (day 76) 4. Generalized weakness / COVID (day 62) 5. Stercoral colitis (day 85)

Day refers to the day of onset. **SAEs considered 'possibly related' are bolded.**

*Participant developed ALT/AST elevation to > 5X ULN, that resolved with treatment discontinuation and did not meet Hy's Law. Participant had potential underlying liver disease, with elevated alkaline phosphatase and direct bilirubin at baseline

10 Most Common Treatment Emergent Adverse Events

	PLACEBO (N=80)	NFMD (N=79)	ALL (N=159)
Falls	15 (18.8%)	12 (15.2%)	27 (17%)
COVID-19	3 (3.8%)	8 (10.1%)	11 (6.9%)
Diarrhea	3 (3.8%)	6 (7.6%)[1]	9 (5.7%)
Headache	10 (12.5%)	5 (6.3%)	15 (9.4%)
Fatigue	6 (7.5%)	5 (6.3%)	11 (6.9%)
Urinary Tract Infection	6 (7.5%)	5 (6.3%)	11 (6.9%)
Upper Respiratory Tract Infection	4 (5.0%)	5 (6.3%)	9 (5.7%)
Dizziness	4 (5.0%)	4 (5.1%)	8 (5.0%)
Hallucination	5 (6.3%)	2 (2.5%)	7 (4.4%)
Balance Disorder	2 (2.5%)	2 (2.5%)	4 (4.5%)

1 - for diarrhea, 5 of 6 events in NFMD were mild and one event was moderate in severity

Plasma Drug Concentration Measurements

- In RewinD-LB, trough plasma drug concentrations (C_{trough}) obtained at week 2 of the double-blind phase of the study and week 4 of the open-label extension (OLE)
  - Participant asked to not take morning dose and have blood sample for plasma drug concentration obtained at the investigator site prior to taking the dose at the site
  - Significant variability due to timing of when sample is obtained relative to dosing
- C_{trough} levels systematically obtained also in an earlier clinical study in AD ("Reverse-SD", Prins et al, 2021) that only included 40mg BID dose and not in the phase 2a AscenD-LB clinical study in DLB that included both 40mg BID and 40mg TID dose levels
  - C_{trough} inadvertently obtained in 7 participants receiving 40mg BID in AscenD-LB study

	Clinical Study		
	Reverse-SD (Early AD) 40mg BID	AscenD-LB (DLB) 40mg BID, 40mg TID	RewinD-LB (Current study) 40mg TID
C_{trough}	✓		✓
Post-Dose	✓	✓	

Plasma Drug Concentrations

- Mean C_{trough} (3.9 ng/mL, SD=1.5) in RewinD-LB was similar to that seen with 40mg BID, both in AD and in AscenD-LB, *i.e.*, target plasma drug concentration was lower than targeted.

Plasma Drug Concentrations

- Mean C_{trough} (3.9 ng/mL, SD=1.5) in RewinD-LB was similar to that seen with 40mg BID, both in AD and in AscenD-LB, *i.e.*, target plasma drug concentration was lower than targeted.
- Evaluation of the capsules utilized in the double-blind phase of the trial is ongoing:
  - No evidence of chemical degradation
  - December 2024 analysis of these capsules with a more sensitive dissolution assay than utilized during the conduct of the study indicates dissolution kinetics impacted by the age (3-4 years from manufacture) of the capsules.

Plasma Drug Concentrations

- Mean C_{trough} (3.9 ng/mL, SD=1.5) in RewinD-LB was similar to that seen with 40mg BID, both in AD and in AscenD-LB, *i.e.*, target plasma drug concentration was lower than targeted.
- Evaluation of the capsules utilized in the double-blind phase of the trial is ongoing:
  - No evidence of chemical degradation
  - December 2024 analysis of these capsules with a more sensitive dissolution assay than utilized during the conduct of the study indicates dissolution kinetics impacted by the age (3-4 years from manufacture) of the capsules.
- Newer batch of capsules introduced in the open-label extension
  - Pharmacokinetic data obtained in a food-effect study in healthy volunteers in Q4'24 indicates that these capsules performed as expected
  - Within-subject comparison of RewinD-LB participants (N=13) who received older capsules during double-blind phase and new capsules in the OLE indicates administration of newer batch capsules appears to lead to a higher C_{trough} and achieve the targeted mean trough plasma drug concentration of 5 ng/mL

Upcoming Week16 OLE Analysis


SCREENING
RANDOMIZATION
MAIN STUDY
(16 weeks)
Open Label Extension (OLE)
(32 weeks)
Placebo TID
Neflamapimod 40mg TID (Old Capsules)
Neflamapimod 40mg TID (Old Capsules)
Neflamapimod 40mg TID (New Capsules)
Week 16
OLE Week 16
Week 48
Primary Efficacy Analysis
OLE Analysis (March 2025)

PARTICIPANTS AND INTERVENTION DURING OLE

- Old capsules for all 16 weeks: 55 participants
- New capsules for 16 weeks: 68 participants (22 starting at week 4)
- Old capsules for 8 weeks, new capsules for 8 weeks: 36 participants

COMPARISONS

- Outcomes during treatment with old capsules vs. treatment with new capsules
- Within-subject comparison in participants treated with new capsules during OLE and placebo during double-blind phase of the study

OUTCOME MEASURES

Primary: Clinical Dementia Rating Sum of Boxes (CDR-SB)

Secondary: Timed Up and Go (TUG) test, Neuropsychological Test Battery (NTB), Clinical Global Impression of Change (CGIC)

Plasma biomarker: GFAP at week 8

EEG: beta functional connectivity (primary), eyes-closed to eyes-open alpha reactivity

MRI: atrophy of basal forebrain, and its functional connectivity (Week 48)

Summary and Next Steps

- No discernible differences between neflamapimod 40mg TID and placebo treatment groups during the double-blind phase of the clinical study
- Measured trough plasma drug concentrations during the double-blind phase are similar to those seen with a lower dose of 40mg BID in earlier studies, a potential explanation for why these results are discordant from the previous phase 2a results in DLB
  - Analyses to date suggest the lower–than-expected bioavailability is related to the age of the capsules utilized during the double-blind phase of the study
- Potential for obtaining clinical data at the targeted plasma drug concentrations during the ongoing open-label extension (OLE) of the study, during which a newer batch of capsules was introduced
- Clinical study evaluating safety and pharmacokinetics of 80mg BID in DLB ongoing

Acknowledgements

- Patients, caregivers, study investigators and clinical site staff involved with both the AscenD-LB and RewinD-LB studies
- Clinical project teams at Worldwide Clinical Trials and CervoMed, Inc.
- Members of the Data Safety Monitoring Board (DSMB) for the RewinD-LB study: Kenneth Rockwood MD, FRCPC, FRCP, FCAHS (Chair), Jennifer Goldman MD MS, Janet Wittes, PhD
- Primary funding source for the clinical trial: US National Institutes of Aging (NIA) Grant #R01AG080536.

CERVOMED
Medicines for the Brain